SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 25, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                        1-9259                94-3008908
________________________________________________________________________________
(State or other jurisdiction          (Commission File         (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA             94104
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)


                                 (415) 765-1814
               __________________________________________________
               Registrant's telephone number, including area code


                                  INAPPLICABLE
________________________________________________________________________________
          (Former name or former address if changed since last report)



Exhibit Index located on page 2.

ITEM 5.  OTHER EVENTS

         On June 25, 2002, Airlease Ltd., A California Limited Partnership (the "Partnership") issued a press release announcing the commencement of liti-gation against US Airways seeking to recover damages for US Airways' failure to return three MD-82 aircraft leased to US Airways following lease expiration on September 30, 2001 and to pay rent due on the aircraft.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

NUMBER   EXHIBIT

99.1     Press Release dated June 25, 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AIRLEASE LTD., A CALIFORNIA LIMITED
                                PARTNERSHIP



                                By:      Airlease Management Services, Inc.
                                         General Partner



                                By:   /s/ DAVID B. GEBLER
                                      __________________________________________

                                      David B. Gebler, Chairman, Chief Executive
                                      Officer

Dated: June 25, 2002









                                       3